Exhibit 99.1

NEWS RELEASE

MATADOR RESOURCES COMPANY ANNOUNCES BORROWING BASE INCREASE
AND PROVIDES UPDATED OPERATIONAL INFORMATION

DALLAS, Texas, September 8, 2014 – Matador Resources Company (NYSE: MTDR) (“Matador” or the “Company”), an independent energy company engaged in the exploration, development, production and acquisition of oil and natural gas resources, with an emphasis on oil and natural gas shale and other unconventional plays and with a current focus on its Eagle Ford operations in South Texas and its Permian Basin operations in Southeast New Mexico and West Texas, today is pleased to announce an increase in the borrowing base under its revolving credit facility from $385 million to $450 million based on its lenders’ review of the Company’s proved oil and natural gas reserves at July 31, 2014. At September 8, 2014, the Company had borrowings outstanding of $210 million. Matador expects future increases to its borrowing base as the result of anticipated increases in its proved oil and natural gas reserves during the remainder of 2014.

The increase in the Company’s borrowing base was due to an increase in the Company’s proved reserves from 51.7 million barrels of oil equivalent, or BOE, at December 31, 2013, including 16.4 million Bbl of oil and 212.2 billion cubic feet of natural gas, to 57.7 million BOE at July 31, 2014, including 19.0 million Bbl of oil and 231.8 billion cubic feet of natural gas.

In 2013, Matador’s average daily production was approximately 11,700 BOE per day, including 5,800 Bbl of oil per day and 35.4 million cubic feet of natural gas per day. During the second quarter of 2014, the Company’s average daily production was approximately 15,400 BOE per day, including 8,800 Bbl of oil per day and 39.7 million cubic feet of natural gas per day. From July 1 through August 31, 2014, Matador’s average daily production was approximately 16,200 BOE per day, including 9,200 Bbl of oil per day and 42.2 million cubic feet of natural gas per day. During the month of August specifically, Matador’s average daily production increased to approximately 17,200 BOE per day, including 9,800 Bbl of oil per day and 44.4 million cubic feet of natural gas per day. Through the first two months of the third quarter of 2014, these production numbers are consistent with the Company’s estimates for the third quarter, as outlined in its August 6, 2014 press release. Of particular note, Chesapeake has recently completed and placed on production the first five Haynesville shale wells drilled and completed on Matador’s Elm Grove properties in Northwest Louisiana. As a result, Matador’s natural gas production rate increased to approximately 49 million cubic feet of natural gas per day during the previous week. At September 5, 2014, these five Elm Grove Haynesville wells were each producing between 8 and 12 million cubic feet (gross) of natural gas per day, or a total of approximately 9 million cubic feet of natural gas per day net to Matador’s interest.

The early performance of Matador’s initial wells in the Permian Basin continues to exceed the Company’s expectations. In the Wolf prospect area in Loving County, Texas, the Dorothy White #1H well, a Wolfcamp “A” completion, has produced almost 200,000 BOE, including 131,000 Bbl of oil (66% oil), in just eight months of production and is currently producing about 500 Bbl of oil per day and 1.4 million cubic feet of natural gas per day at about 2,250 psi flowing surface pressure. The Dorothy White #1H continues to perform well above Matador’s Wolfcamp “A” type curve for the Wolf prospect area and appears to be on track for an estimated ultimate recovery of approximately 1,000,000 BOE. In the Ranger prospect area in Lea County, New Mexico, the Ranger 33 State Com #1H, a Second Bone Spring completion, has produced almost 140,000 BOE, including 126,000 Bbl of oil (91% oil), after ten months of production and continues to produce 350 to 400 Bbl of oil per day with gas-lift assist. The production rate on the Ranger 33 State Com #1H continues to be well above Matador’s Second Bone Spring type curve for the Ranger prospect area and appears to be on track for an estimated ultimate recovery of approximately 500,000 BOE. In the Rustler Breaks prospect area in Eddy County, New Mexico, the Rustler Breaks 12-24-27 #1H, a Wolfcamp “B” completion, has produced 86,000 BOE in four months, including 38,000 Bbl of oil (45% oil) and is currently producing about 200 Bbl of oil and 1.7 million cubic feet of natural gas per day at 1,125 psi flowing surface pressure. The Rustler Breaks 12-24-27 #1H continues to produce above Matador’s Wolfcamp “B” type curve for this area and appears to be on track for an estimated ultimate recovery of approximately 600,000 BOE. As is consistent with its practice, Matador plans to release additional information on its most recent five or six Permian Basin wells later in the third quarter or early in the fourth quarter, once sufficient flowback and production history is available on these wells. Matador continues to be pleased with both its South Texas and Permian Basin operations and well results, which, taken as a whole, continue to meet or exceed the Company’s expectations.

Joseph Wm. Foran, Matador’s Chairman and CEO, commented, “We are pleased to obtain this increase to our borrowing base which, along with our operating cash flows, will provide additional liquidity to fund our operations throughout the remainder of 2014 and into 2015. The increases in our borrowing base, reserves and production are attributable to a number of factors, including, among others, advances in drilling technology and equipment, reductions in operating costs, and successfully transferring best practices and techniques for completions, hydraulic fracturing and gas-lift assist from the Eagle Ford to our initial wells in the Permian Basin. Accordingly, we reaffirm our previous guidance as reported in our August 6, 2014 press release and express our appreciation to Matador’s dedicated staff whose excellent work is helping us achieve these results.”

About Matador Resources Company

Matador is an independent energy company engaged in the exploration, development, production and acquisition of oil and natural gas resources in the United States, with an emphasis on oil and natural gas shale and other unconventional plays. Its current operations are focused primarily on the oil and liquids-rich portion of the Eagle Ford shale play in South Texas and the Wolfcamp and Bone Spring plays in the Permian Basin in Southeast New Mexico and West Texas. Matador also operates in the Haynesville shale and Cotton Valley plays in Northwest Louisiana and East Texas. Currently, Matador has two drilling rigs operating in South Texas and two drilling rigs operating in Southeast New Mexico and West Texas.

For more information, visit Matador Resources Company at www.matadorresources.com.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. “Forward-looking statements” are statements related to future, not past, events. Forward-looking statements are based on current expectations and include any statement that does not directly relate to a current or historical fact. In this context, forward-looking statements often address expected future business and financial performance, and often contain words such as “could,” “believe,” “would,” “anticipate,” “intend,” “estimate,” “expect,” “may,” “should,” “continue,” “plan,” “predict,” “potential,” “project” and similar expressions that are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. Actual results and future events could differ materially from those anticipated in such statements, and such forward-looking statements may not prove to be accurate. These forward-looking statements involve certain risks and uncertainties, including, but not limited to, the following risks related to financial and operational performance: general economic conditions; the Company’s ability to execute its business plan, including whether its drilling program is successful; changes in oil, natural gas and natural gas liquids prices and the demand for oil, natural gas and natural gas liquids; its ability to replace reserves and efficiently develop current reserves; costs of operations; delays and other difficulties related to producing oil, natural gas and natural gas liquids; its ability to make acquisitions on economically acceptable terms; availability of sufficient capital to execute its business plan, including from future cash flows, increases in its borrowing base and otherwise; weather and environmental conditions; and other important factors which could cause actual results to differ materially from those anticipated or implied in the forward-looking statements. For further discussions of risks and uncertainties, you should refer to Matador's SEC filings, including the “Risk Factors” section of Matador's most recent Annual Report on Form 10-K and any subsequent Quarterly Reports on Form 10-Q. Matador undertakes no obligation and does not intend to update these forward-looking statements to reflect events or circumstances occurring after the date of this press release, except as required by law, including the securities laws of the United States and the rules and regulations of the SEC. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release. All forward-looking statements are qualified in their entirety by this cautionary statement.

Contact Information

Mac Schmitz
Investor Relations

(972) 371-5225
mschmitz@matadorresources.com